PRESS RELEASE

For further information
Contact: Robert Matza
Chief Administrative Officer
(212) 476-9808

FOR IMMEDIATE RELEASE
Monday November 1, 1999

                     NEUBERGER BERMAN REPORTS THIRD-QUARTER
                RESULTS AND $50 MILLION SHARE REPURCHASE PROGRAM

New York, November 1, 1999: Neuberger Berman Inc. (NYSE:NEU) today reported pro forma net income of $32.5 million, or $0.65 per share, for the third quarter ended September 30, 1999. Net income on a pro forma basis for the comparable period last year was $36.7 million, or $0.73 per share. Pro forma net revenues after interest expense in the quarter were $140.0 million, down slightly from $146.4 million in the prior-year period.

      Pro forma net income for the first nine months of 1999 was $100.0 million, or $2.00 per share, versus $115.6 million, or $2.31 per share in 1998. Pro forma net revenues after interest expense were $425.7 million, compared to $433.5 million for the first nine months of 1998.

      Neuberger Berman's initial public offering was completed on October 13, 1999. Pro forma results assume that the incorporation and other transactions related to the IPO had occurred at the beginning of each fiscal year.

      Jeffrey B. Lane, President and Chief Executive Officer, said, "The public offering of Neuberger Berman stock was a momentous event in the firm's 60-year history. We are combining a distinguished heritage and reputation for performance and service with a financial and management structure designed to compete effectively in the next century and to serve future


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generations of investors. Our long-term goal is clear: to achieve profitable growth in our three core businesses--Private Asset Management, Mutual Fund and Institutional, and Professional Securities Services. Moreover, nearly every one of our employees now owns shares, which we believe will be a strong motivator as we build shareholder value and maintain the highest standards of client service and investment performance. In addition, we intend to pursue external opportunities for expansion, including joint ventures and/or strategic acquisitions."

      "The Private Asset Management segment continued to show year-over-year earnings improvement. However, our immediate goal is to reverse the recent downturn in assets under management and related revenues in the Mutual Fund and Institutional segment. The pace of net cash outflows continued to slow in the third quarter to $738.0 million, down substantially from a peak of $2.2 billion in the first quarter of 1999. The addition of several seasoned portfolio managers, a restructuring of certain investment teams, and more diversification in our product offerings and investment styles have produced improvement in the performance of our portfolios in 1999."

      The Company also announced that its Board of Directors has authorized the discretionary repurchase of up to $50.0 million of the Company's common stock. "This repurchase program reflects our confidence in Neuberger Berman's prospects for long-term growth and profitability," said Mr. Lane, "and in our ability to build shareholder value over time." The Company said that purchases may be made from time to time in the open market and in negotiated transactions, subject to market conditions. Neuberger Berman currently has approximately 50 million shares outstanding.

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                                    OVERVIEW

                           Third Quarter (historical)

       Net revenues after interest expense: $139.1 million versus $145.6 million, down 4.5%
     Net income before taxes: $70.9 million versus $73.8 million, down 3.9 %

      Assets under management for the Company were $51.5 billion at September 30, 1999, up $1.6 billion (or 3.2%) from September 30, 1998.

                            PRIVATE ASSET MANAGEMENT

                           Third Quarter (historical)

Net revenues after interest expense: $65.3 million versus $60.4 million, up 8.0%
      Net income before taxes: $45.1 million versus $43.6 million, up 3.6%

      Assets under management for the Private Asset Management segment reached $19.1 billion at September 30, 1999, up $3.5 billion (or 22.4%) from September 30, 1998. This segment provides asset management services to individuals, wealthy families, and smaller institutions. It also offers customized advisory services and through its trust companies offers estate, financial and retirement planning, trust administration, and fiduciary services.

      The Company continued to focus on two key initiatives to generate asset growth and profitability: the expansion of the national sales force and the addition of investment teams with pre-existing client relationships. Three sales professionals joined the firm in the third quarter and the Company expects to open regional offices in Philadelphia and Houston by the end of the first quarter next year. Neuberger Berman's reputation, in-house research, and trust services capabilities continue to be significant attractions to investment professionals.

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                          MUTUAL FUND AND INSTITUTIONAL

                           Third Quarter (historical)

        Net revenues after interest expense: $57.4 million versus $65.3 million, down 12.2%
     Net income before taxes: $22.0 million versus $27.8 million, down 20.9%

      Assets under management in the Mutual Fund and Institutional segment were $32.3 billion at September 30, 1999, down $1.9 billion (or 5.5%) from September 30, 1998. Although the Company experienced net cash outflows of $0.7 billion in third-quarter 1999, this represents a continued decline in net cash outflows from $1.6 billion in second-quarter 1999 and $2.2 billion in first-quarter 1999. This segment offers a wide range of investment products as well as advisory services to mutual funds and institutional clients.

      Mutual fund performance has improved in 1999, although it was disappointing in the quarter, as value stocks slipped back from their solid performance in the second quarter and the market was exceptionally narrow. The Company's mutual fund business continues to pursue an aggressive multi-channel distribution strategy, targeting both the number and penetration of its relationships with various types of institutions. The Company has also launched a Fund Advisory Service that offers clients professional advice in building a customized portfolio of Neuberger Berman and outside mutual funds.

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                        PROFESSIONAL SECURITIES SERVICES

                           Third Quarter (historical)

         Net revenues after interest expense: $16.5 million versus $19.9 million, down 17.1%
       Net income before taxes: $3.7 million versus $2.4 million, up 57.9%

      The decline in revenues in the Professional Securities Services segment in the quarter was the result of a decline in commission revenues, combined with a decrease in average net customer balances for the period, which led to lower net interest revenues. Expenses on an operating basis were down slightly, excluding a onetime charge of $4.1 million in last year's third quarter primarily related to the postponed IPO. This business leverages the Company's infrastructure by providing professional investor clearing services, research sales and syndicate, market-maker trading, and trust and custody services. Neuberger Berman's ongoing focus in this segment is to explore cross-selling opportunities with new and existing clients that could benefit from the capabilities the Company offers.

                                      * * *

      Neuberger Berman is an investment advisory firm that, through its subsidiaries, has provided clients with a broad range of investment products, services, and strategies for over 60 years. Neuberger Berman's web site, and this earnings release, can be viewed at www.nb.com.

Statements made in this release which look forward in time involve risks and uncertainties and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such risks and uncertainties include the ability of the Company to successfully implement its operating strategy and acquisition strategy, the Company's ability to manage rapid expansion, changes in economic cycles, competition from other companies, changes in governmental regulations applicable to the Company and other risk factors detailed in the Company's Securities and Exchange Commission filings, including the Company's Prospectus dated October 6, 1999.


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                                                                ----------------
Neuberger Berman Inc.                                           NEUBERGER BERMAN
Pro Forma Condensed Statement of Income (Unaudited)             ----------------
For the Period and Quarter Ending September 30, 1999 and 1998
(in thousands, except for per share data)

                                                       Pro Forma                             Pro Forma
                                                                                         Nine months ended
                                              Three months ended September                   September
                                                    1999        1998        % Change      1999        1998      % Change
                                              --------------------------------------------------------------------------
REVENUES:
Investment advisory and
   administrative fees                           $  95,490   $  96,638         -1.2%   $ 279,888   $ 291,039       -3.8%
Commissions                                         32,921      37,857        -13.0%     107,169     105,702        1.4%
Interest                                            37,601      40,150         -6.3%     114,340     119,903       -4.6%
Principal transactions in securities                   882         796         10.8%       5,997       3,498       71.4%
Clearance fees                                       2,945       2,959         -0.5%       8,159       7,845        4.0%
Other income                                           683         269        153.9%       3,537       2,643       33.8%
                                              ------------------------                 ---------------------
   Gross revenues                                  170,522     178,669         -4.6%     519,090     530,630       -2.2%
Interest expense                         (1)        30,570      32,309         -5.4%      93,438      97,131       -3.8%
                                              ------------------------                 ---------------------
   Net revenues after interest expense             139,952     146,360         -4.4%     425,652     433,499       -1.8%
                                              ------------------------                 ---------------------

OPERATING EXPENSES:
Employee compensation and benefits       (2)        56,193      54,473          3.2%     171,769     156,227        9.9%
Information technology                               4,746       3,532         34.4%      13,476      10,961       22.9%
Rent and occupancy                                   4,654       3,300         41.0%      11,211       8,985       24.8%
Brokerage, clearing and exchange fees                1,124       3,530        -68.2%       7,803       8,893      -12.3%
Advertising and sales promotion                        755       1,722        -56.2%       6,878       8,757      -21.5%
Distributor and fund administration                  2,393       3,207        -25.4%       7,907       9,577      -17.4%
Professional fees                                    1,903       4,745        -59.9%       6,837       8,932      -23.5%
Depreciation and amortization                        2,940       1,866         57.6%       7,831       5,017       56.1%
Other expenses                                       7,941       5,225         52.0%      15,540      12,291       26.4%
                                              ------------------------                 ---------------------
   Total operating expenses                         82,649      81,600          1.3%     249,252     229,640        8.5%
                                              ------------------------                 ---------------------
   Net income before taxes                          57,303      64,760        -11.5%     176,400     203,859      -13.5%
Provision for income taxes               (3)        24,812      28,041                    76,381      88,271
                                              ------------------------                 ---------------------
   Net income                                    $  32,491   $  36,719        -11.5%   $ 100,019   $ 115,588      -13.5%
                                              ========================                 =====================

Pro forma shares outstanding                        50,022      50,022                    50,022      50,022
Pro forma basic earnings per share               $    0.65   $    0.73        -11.5%   $    2.00   $    2.31      -13.5%

Notes:

(1) Adjustment to reflect decrease in interest expense due to the repayment of short term borrowings and a portion of the subordinated note from net proceeds of the IPO and increase in interest expense due to refinancing the balance of the subordinated note.

(2)   Adjustment to reflect compensation expense paid in corporate form.

(3)   Adjustment to reflect provision for income taxes in corporate form.

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                                                                ----------------
Neuberger Berman, LLC and Subsidiaries                          NEUBERGER BERMAN
and Neuberger Berman Management Inc.                            ----------------
Combined Statement of Income (Unaudited)
For the Period and Quarter Ending September 30, 1999 and 1998
(in thousands)

                                                     Historical                            Historical

                                                 Three months ended                     Nine months ended
                                                      September                             September
                                                  1999         1998      % Change       1999         1998      % Change
                                              -------------------------------------------------------------------------
REVENUES:
Investment advisory and administrative fees     $ 95,490     $ 96,638      -1.2%      $279,888     $291,039      -3.8%
Commissions                                       32,921       37,857     -13.0%       107,169      105,702       1.4%
Interest                                          37,601       40,150      -6.3%       114,340      119,903      -4.6%
Principal transactions in securities                 882          796      10.8%         5,997        3,498      71.4%
Clearance fees                                     2,945        2,959      -0.5%         8,159        7,845       4.0%
Other income                                         683          269     153.9%         3,537        2,643      33.8%
                                              -----------------------               -----------------------
   Gross revenues                                170,522      178,669      -4.6%       519,090      530,630      -2.2%
Interest expense                                  31,401       33,055      -5.0%        96,554       99,149      -2.6%
                                              -----------------------               -----------------------
   Net revenues after interest expense           139,121      145,614      -4.5%       422,536      431,481      -2.1%
                                              -----------------------               -----------------------

OPERATING EXPENSES:
Employee compensation and benefits                34,492       35,451      -2.7%       105,557      100,597       4.9%
Information technology                             4,746        3,532      34.4%        13,476       10,961      22.9%
Rent and occupancy                                 4,654        3,300      41.0%        11,211        8,985      24.8%
Brokerage, clearing and exchange fees              1,124        3,530     -68.2%         7,803        8,893     -12.3%
Advertising and sales promotion                      755        1,722     -56.2%         6,878        8,757     -21.5%
Distributor and fund administration                2,393        3,207     -25.4%         7,907        9,577     -17.4%
Professional fees                                  1,903        4,745     -59.9%         6,837        8,932     -23.5%
Depreciation and amortization                      2,940        1,866      57.6%         7,831        5,017      56.1%
Other expenses                                     7,941        5,225      52.0%        15,540       12,291      26.4%
                                              -----------------------               -----------------------
   Total operating expenses                       60,948       62,578      -2.6%       183,040      174,010       5.2%
                                              -----------------------               -----------------------
   Net income before principal compensation
   and taxes                                      78,173       83,036      -5.9%       239,496      257,471      -7.0%
Principal compensation                             7,274        9,278                   22,965       29,203
                                              -----------------------               -----------------------
   Net income before taxes                        70,899       73,758      -3.9%       216,531      228,268      -5.1%
Taxes                                             10,492        2,258                   15,044        7,064
                                              -----------------------               -----------------------
   Net income                                   $ 60,407     $ 71,500     -15.5%      $201,487     $221,204      -8.9%
                                              =======================               =======================

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                                                                ----------------
Neuberger Berman, LLC and Subsidiaries                          NEUBERGER BERMAN
and Neuberger Berman Management Inc.                            ----------------
Statement of Income by Segment (Unaudited)
For the Period and Quarter Ending September 30, 1999 and 1998
(in thousands, except for Assets Under Management)

                                                 Historical                              Historical
                                           As of or for the three                  As of or for the nine
                                           months ended September                  months ended September
                                            1999           1998      % Change       1999           1998      % Change
                                        -----------------------------------------------------------------------------
PRIVATE ASSET MANAGEMENT

Net revenues after interest expense     $    65,271    $    60,408       8.0%   $   194,398    $   177,216       9.7%

Net income before taxes                 $    45,148    $    43,583       3.6%   $   137,991    $   126,103       9.4%

Assets under management (in millions)   $    19,131    $    15,627              $    19,131    $    15,627

Market flows
  Net assets additions (withdrawals)    $   136,846    $  (141,711)             $   445,831    $   209,254
  Market appreciation (depreciation)     (1,510,050)    (2,174,859)                 779,955       (272,931)
                                        --------------------------              --------------------------
  Total increase (decrease)             $(1,373,204)   $(2,316,570)             $ 1,225,786    $   (63,677)
                                        ==========================              ==========================

MUTUAL FUNDS & INSTITUTIONAL

Net revenues after interest expense     $    57,352    $    65,308    -12.2%    $   172,801    $   198,489    -12.9%

Net income before taxes                 $    22,002    $    27,801    -20.9%    $    64,155    $    84,516    -24.1%

Assets under management (in millions)   $    32,325    $    34,228              $    32,325    $    34,228

Market flows
  Net assets additions (withdrawals)    $  (737,971)   $(1,223,666)             $(4,504,084)   $  (862,790)
  Market appreciation (depreciation)     (3,197,055)    (5,831,619)                (853,320)    (2,866,345)
                                        --------------------------              --------------------------
  Total increase (decrease)             $(3,935,026)   $(7,055,285)             $(5,357,404)   $(3,729,135)
                                        ==========================              ==========================

PROFESSIONAL SECURITIES SERVICES

Net revenues after interest expense     $    16,498    $    19,898    -17.1%    $    55,337    $    55,776     -0.8%

Net income before taxes                 $     3,749    $     2,374      57.9%   $    14,385    $    17,649    -18.5%

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